UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2018, Avid Technology, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2018 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of stockholders on Tuesday, May 8, 2018 at the Company’s Headquarters at 75 Network Drive, Burlington, MA 01803 (the “2018 Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2018 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2018 Annual meeting (the “2018 proxy statement”), dated March 28, 2018.

(b) The final voting results of the 2018 Annual Meeting were as follows:

Proposal 1 - Election of Directors

Nancy Hawthorne, John H. Park and Peter Westley were elected as Class I Directors for terms expiring at the Company’s 2021 annual meeting of stockholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Nancy Hawthorne	24,434,522	1,189,825	58,478	11,098,487
John H. Park	24,596,211	1,011,484	75,130	11,098,487
Peter Westley	24,628,641	979,354	74,830	11,098,487

Proposal 2 - Ratification of the Selection of our Independent Registered Public Accounting Firm

The stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by a vote of 36,468,510 shares for and 268,285 shares against, with 44,517 shares abstaining.

Proposal 3 - Approval of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan

The stockholders approved an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan for an increase in shares authorized for issuance thereunder and to limit payments of dividends on equity awards by a vote of 23,237,952 shares for and 2,384,210 shares against, with 60,663 shares abstaining and 11,098,487 broker non-votes.

Proposal 4 - Approval of an Amendment to the Company’s Second Amended and Restated 1996 Employee Stock Purchase Plan

The stockholders approved an amendment to the Company’s Second Amended and Restated 1996 Employee Stock Purchase Plan for an increase in shares authorized for issuance thereunder by a vote of 24,865,480 shares for and 759,829 shares against, with 57,516 shares abstaining and 11,098,487 broker non-votes.

Proposal 5 - Advisory Vote to Approve Executive Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2018 proxy statement, by a vote of 24,006,143 shares for and 1,154,721 shares against, with 521,961 shares abstaining and 11,098,487 broker non-votes.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 is incorporated by reference herein.

Non-GAAP and Operational Measures. The attached Press Release includes the following non-GAAP financial measures: non-GAAP revenue, non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, Free Cash Flow, and Adjusted Free Cash Flow conversion of Adjusted EBITDA. Non-GAAP operating income (loss), non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin exclude restructuring costs, stock-based compensation, amortization of intangibles as well as other unusual items such as costs related to the restatement, M&A related activity, efficiency program and impact of significant legal settlements. Avid defines non-GAAP revenue as GAAP revenue plus revenue eliminated through the application of purchase accounting, which requires acquired deferred revenue to be recorded at fair value rather than the amount paid by customers. Avid defines Adjusted EBITDA as non-GAAP operating income (loss) excluding depreciation expense. Avid defines Adjusted EBITDA margin as Adjusted EBITDA divided by non-GAAP revenue. Avid defines Adjusted Free Cash Flow conversion of Adjusted EBITDA as Adjusted Free Cash Flow divided by Adjusted EBITDA. Avid defines Adjusted Free Cash Flow as GAAP operating cash flow less capital expenditures and excludes from free cash flow payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events. Reconciliations of these non-GAAP financial measures to their most comparable GAAP measures are contained in the tables accompanying the Press Release. The attached Press Release also includes forward-looking non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow. Reconciliations of these forward-looking non-GAAP financial measures are not included in the attached Press Release due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

These non-GAAP measures reflect how Avid manages its businesses internally. Avid’s non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The attached Press Release also includes operational measures, such as bookings, recurring revenue bookings and revenue backlog. Definitions of these measures are included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

Limitation on Incorporation by Reference. The information furnished in Items 2.02 and 7.01, including the Press Release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. This Form 8-K, and the Press Release attached as Exhibit 99.1 contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Press Release regarding these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Press Release announcing financial results, dated May 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 10, 2018	By: /s/ Brian E. Agle Name: Brian E. Agle Title: Senior Vice President and CFO